AEYE REPORTS THIRD QUARTER 2021 FINANCIAL RESULTS
Announces Positive Product and Customer Momentum

Dublin, Calif.– November 11, 2021 — AEye, Inc. (Nasdaq: LIDR), a global leader in adaptive, high-performance LiDAR solutions, today announced its third quarter 2021 financial results.
“AEye is experiencing positive customer and partnership momentum,” commented Blair LaCorte, CEO of AEye. “We believe this business traction is directly attributable to our decision to take the time to build an adaptive LiDAR platform, in contrast to how our peers approached the market. Our platform is unique as it can be licensed to ADAS customers, such as Continental, as well as sold directly into a variety of industrial and mobility markets in conjunction with our system integrator partners. AEye’s goal remains to leverage this unique adaptive architecture to deliver reliable, cost-effective, and high-performance products to accelerate the adoption of LiDAR.”
AEye management will hold a conference call today, November 11, 2021, at 3:00 p.m. Pacific time (6:00 p.m. Eastern time) to discuss these results. AEye’s CEO, Blair LaCorte, and CFO, Bob Brown, will host the call, followed by a question-and-answer session.

The webcast and accompanying slides will be accessible via the company’s website at https://investors.aeye.ai/.

Strategic Milestones for 2021

•Financial
•AEye completed its public debut by listing on Nasdaq (LIDR), raising more than $200 million, net of fees, to fund product development, increase scale, and support AEye’s growing customer base.

•Product
•AEye established new LiDAR industry performance standards for range, rate, and resolution in performance specification tests monitored, validated, and published by VSI Labs, one of the nation’s leading independent evaluators and advisors on active safety and automated vehicle technologies.
•AEye validated superior weather performance as documented in the journal, Atmosphere.

•Manufacturing
•ADAS: AEye transitioned initial production of automotive B-samples of AEye-based long-range LiDAR sensors to a Continental manufacturing line. The Continental HRL131 is on-track for large-scale series production in 2024. The HRL 131 will be manufactured, sold, and supported, under Continental’s name to its installed base of 25 ADAS customers/OEMs.
•Industrial: AEye is on schedule to transition manufacturing of AEye’s 4Sight™ M sensor for industrial and mobility applications from AEye’s Advanced Development Center in Dublin, CA to Sanmina, AEye’s lead contract manufacturing partner, in the fourth quarter of 2021.

•Customers and Partners

•Continental announced the integration of AEye’s LiDAR technology into their full-stack (cameras, radar, lidar, and ECU) automotive-grade system for Level 2+ automated and autonomous driving applications – allowing Continental to sell a standalone high-performance long-range LiDAR sensor or as part of a complete ADAS system.
•AEye announced a partnership with TuSimple to deploy AEye’s long-range, high-performance LiDAR for autonomous trucking applications.
•AEye announced integration of its adaptive LiDAR with the Nvidia DRIVE Platform for autonomous vehicles.
•AEye launched its adaptive LiDAR solutions for Intelligent Transportation Systems at the ITS World Congress in Hamburg in October:
•Partnered with Seoul Robotics, a global leader in perception software, to integrate AEye’s adaptive LiDAR with Seoul Robotics’ SENSR perception software to deliver a complete solution for long-range object detection, classification, and perception.
•Collaborated with Intetra, a leading provider of end-to-end ITS solutions, to demonstrate how AEye’s software-definable LiDAR enables improved detection accuracy for automated tolling in all lighting, weather, and traffic conditions.
•AEye is also working with ITS industry leaders such as Mitsubishi and Econolite.
•AEye, as previously announced, is working with leaders in other industrial markets such as Komatsu (Construction) and Hitachi (Rail).

•Governance
•A new board of directors was elected, bringing to AEye extensive public governance, legal, and financial management experience as well as deep domain expertise in the automotive, trucking, aerospace, and defense markets.

•Scaling the Company
•AEye opened offices in Japan and Korea and expanded our presence in Germany to support international growth.
•AEye increased key employee headcount primarily in engineering, operations, and sales and marketing to support product roll-out.

•Innovation
•AEye filed its 100th patent for groundbreaking concepts that meaningfully strengthen AEye’s IP protection and competitive position.

Q3 2021 Financials
AEye reported revenue of $0.1 million, and a GAAP net loss of $(17.4) million, or $(0.15) per share based on 114.9 million weighted average shares outstanding. Adjusted EBITDA was $(12.5) million for the quarter.

The company closed the quarter with $182.4 million in cash and cash equivalents, and marketable securities and is debt-free.

Adjusted EBITDA is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” for a discussion of Adjusted EBITDA and the financial tables below for reconciliations of Adjusted EBITDA to GAAP net loss, the most directly comparable GAAP financial measure.

Conference Call and Webcast Details

AEye management will hold a conference call today, November 11, 2021, at 3:00 p.m. Pacific time (6:00 p.m. Eastern time) to discuss these results. AEye’s CEO, Blair LaCorte, and CFO, Bob Brown, will host the call, followed by a question-and-answer session.

The webcast and accompanying slides will be accessible via the company’s website at https://investors.aeye.ai/.

The call is also accessible via telephone through the following details:
Dial in Information:

•US/CANADA Participant Toll-Free Dial-In Number: (844) 253-4108
•US/CANADA Participant International Dial-In Number: (225) 239-4721
Conference ID: 9789399

About AEye
AEye is the premier provider of intelligent, next generation, adaptive LiDAR for vehicle autonomy, ADAS, and robotic vision applications. AEye’s Intelligent Detection and Ranging iDAR™ system and 4Sight™ products leverage biomimicry and principles from automated targeting applications used by the military to scan the environment, intelligently focusing on what matters most, enabling faster, more accurate, and more reliable perception. iDAR is the only software configurable LiDAR with integrated deterministic artificial intelligence, delivering industry-leading performance in range, resolution, and speed. The company was founded in 2013 and is based in the San Francisco Bay Area.

Non-GAAP Financial Measures
The non-GAAP measures provided in this press release should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (GAAP) in the United States. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. AEye considers these non-GAAP financial measures to be important because they provide additional insight into the Company’s on-going performance. The Company provides this information to investors for a more consistent basis of comparison and to help investors evaluate the results of the Company’s on-going operations, and to help enable more meaningful period-to-period comparison. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP.

This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA is defined as GAAP net loss plus stock-based compensation, plus expenses related to the registration statement on Form S-1 on behalf of selling stockholders, plus change in fair value of embedded derivative and warrant liabilities, plus the gain on our PPP loan forgiveness, plus amortization and depreciation expense, plus interest expense, less interest income.

Forward-Looking Statements
Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions. Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risks that the positive customer and partnership momentum will not continue or produce the expected results in the timeframe anticipated; (ii) the risks that the approach to the market of Company may not yield the results expected or in the timeframe anticipated; (iii) the risks that the Company’s licensing model for ADAS and direct sales into the industrial and mobility markets may not be successful or yield results in the timeframe expected; (iv) the risks that AEye may not achieve its goal to deliver reliable, cost-effective, and high-performance products that accelerate the adoption of LiDAR; (v) the risks that Continental may not be able to successfully establish a manufacturing line for the AEye-based long-range LiDAR sensor; (vi) the risks that the Continental product may not go into large-scale series production in 2024, or at all; (vii) the risks that AEye will be unable to transition its manufacturing of its 4Sight M product to Sanmina in the fourth quarter of 2021, or at all; (viii) the risks that Continental’s integration of AEye’s LiDAR technology into their full-stack automotive-grade system will not be successful or achieve market acceptance; (ix) the risks that lidar adoption occurs slower than anticipated or fails to occur at all; (x) the risks that competing technologies will improve overtime to become operationally equivalent or more cost-effective, or both; (xi) the risks that competitors may introduce into the market products similar in capabilities to the integrated solution and such competitive solution takes some or all of the market share away from the AEye; (xii) the risks that AEye’s products will not meet the diverse range of performance and functional requirements of AEye’s target markets and customers; (xiii) the risks that AEye’s products will not function as anticipated by AEye or by AEye’s target markets and customers; (xiv) the risks that the size of the total available market for the use of LiDAR will be smaller than predicted or take longer to come to fruition than predicted; (xv) the risk that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part; (xvi) changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (xvii) the risk that AEye is unable to adequately implement its business plans, forecasts, and other expectations, and identify and realize additional opportunities, (xviii) the potential inability of AEye to scale its manufacturing capacity or to achieve efficiencies regarding its manufacturing processes or other costs; and (xix) the risk of downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4, that includes a definitive proxy statement/prospectus, that AEye (formerly known as CF Finance Acquisition Corp. III) filed with the U.S. Securities and Exchange Commission (the “SEC”) and other documents filed by AEye or that will be filed by AEye from time to time with the

SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.

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Media Contact:
AEye, Inc.
Jennifer Deitsch
jennifer@aeye.ai
925-400-4366

Investors:
Financial Profiles, Inc.
Matt Keating
AEye@finprofiles.com
310-622-8230

John Brownell
AEye@finprofiles.com
310-622-8489

AEYE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands, except share and per share data)
	September 30, 2021	December 31, 2020
ASSETS	(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$52,468	$15,275
Marketable securities	129,910	—
Accounts receivable, net	147	156
Inventories, net	4,852	2,655
Prepaid and other current assets	6,701	1,396
Total current assets	194,078	19,482
Property and equipment, net	4,835	4,865
Restricted cash	2,150	1,222
Other noncurrent assets	169	316
Total assets	$201,232	$25,885

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	4,039	1,807
Accrued expenses and other current liabilities	4,077	3,356
Deferred revenue (including $200 from related parties)	245	660
Convertible notes	—	29,079
Borrowings, net of issuance costs, current portion	—	2,693
Total current liabilities	8,361	37,595
Deferred rent, noncurrent	3,185	3,631
Private Placement Warrant liability	156	—
Borrowings, net of issuance costs, noncurrent	—	2,884
Total liabilities	$11,702	$44,110
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock—$0.0001 par value per share: 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock—$0.0001 par value per share: 300,000,000 shares authorized; 154,565,671 and 101,286,645 shares issued and outstanding at September 30, 2021 and December 31, 2020	15	10
Additional paid-in capital	316,318	68,549
Accumulated other comprehensive loss	(42)	—
Accumulated deficit	(126,761)	(86,784)

Total stockholders’ equity (deficit)	189,530	(18,225)
Total liabilities and stockholders’ equity (deficit)	$201,232	$25,885

AEYE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (In thousands, except share and per share data) (Unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
REVENUE:
Prototype sales (including $0 and $161 from related parties for the three and nine months ended September 30, 2021, respectively)	$127	$87	$588	$150
Development contracts (including $0 and $500 from related parties for the three and nine months ended September 30, 2021)	—	1,050	615	1,150

Total revenues	127	1,137	1,203	1,300
Cost of revenue	466	317	1,537	464

Gross (loss) profit	(339)	820	(334)	836

OPERATING EXPENSES:
Research and development (1)	7,468	3,247	19,030	11,207
Sales and marketing (1)	2,991	672	6,489	2,610
General and administrative (1)	6,086	1,650	13,846	4,862

Total operating expenses	16,545	5,569	39,365	18,679

LOSS FROM OPERATIONS	(16,884)	(4,749)	(39,699)	(17,843)

OTHER INCOME (EXPENSE):
Change in fair value of embedded derivative liability and warrant liability	341	1,366	222	1,284
Gain on PPP loan forgiveness	—	—	2,297	—
Interest income and other	69	6	74	19
Interest expense and other	(919)	(401)	(2,871)	(955)

Total other income (expense), net	(509)	971	(278)	348
Provision for income tax expense	—	—	—	—

Net loss	$(17,393)	$(3,778)	$(39,977)	$(17,495)
Net unrealized loss on available-for-sale securities	(42)	—	(42)	—
Comprehensive loss	$(17,435)	$(3,778)	$(40,019)	$(17,495)
PER SHARE DATA
Net loss per common share (basic and diluted)	$(0.15)	$(0.04)	$(0.39)	$(0.17)
Weighted average common shares outstanding (basic and diluted)	114,891,595	103,155,756	102,953,263	103,054,374
(1)Includes stock-based compensation as follows (in thousands):

	Three months ended September 30,			Nine months ended September 30,
	2021	2020		2021	2020
Research and development expense	$665	$93		$2,062	$341
Sales and marketing	398	35		1,171	116
General and administrative	1,229	144		3,289	358
Total stock-based compensation	$2,292	$ $$	272	$6,522	$815

AEYE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands, except share and per share data) (Unaudited)
	Nine months ended September 30,
	2021	2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(39,977)	$(17,495)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	769	679
Change in fair value of embedded derivative liability and warrant liability	(222)	(1,284)
Noncash gain on PPP loan forgiveness	(2,297)	—
Stock-based compensation	6,522	815
Amortization of issuance costs	725	45
Amortization of debt discount	752	509
Amortization of premiums on marketable securities	47	—
Other	286	116
Changes in operating assets and liabilities:
Accounts receivable, net	9	(91)
Inventories, net	(2,197)	(414)
Prepaid and other current assets	(5,305)	3,832
Other noncurrent assets	(142)	108
Accounts payable	840	(230)
Accrued expenses and other current liabilities	1,417	44
Deferred rent	(400)	(391)
Deferred revenue	(415)	(201)
Net cash used in operating activities	$(39,588)	$(13,958)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(713)	(4,017)
Purchase of available-for-sale securities	(129,999)	—
Net cash used in investing activities	$(130,712)	$(4,017)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options	$100	$128
Proceeds from business combination and PIPE financing	256,811	—
Transaction costs related to business combination and PIPE financing	(47,775)	—
Proceeds from the issuance of convertible notes	8,045	12,596
Proceeds from bank loans	10,000	2,270
Principal payments on bank loans	(13,333)	(444)
Payments of deferred financing costs	(3,210)	—
Payments of debt issuance costs	(717)	(122)
Repurchase of stock options	(1,500)	—
Net cash provided by financing activities	$208,421	$14,428
NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	38,121	(3,547)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—Beginning of period	16,497	8,205
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—Ending	$54,618	$4,658

AEYE, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA (In thousands, except share and per share data) (Unaudited) (Unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
GAAP net loss	$(17,393)	$(3,778)	$(39,977)	$(17,495)
Non-GAAP adjustments:
Stock-based compensation	2,292	272	6,522	815
Expenses related to registration statement on Form S-1 on behalf of selling stockholders	1,773	—	2,198	—
Change in fair value of embedded derivative and warrant liabilities	(341)	(1,366)	(222)	(1,284)
Gain on PPP loan forgiveness	—	—	(2,297)	—
Non-GAAP net loss	$(13,669)	$(4,872)	$(33,776)	$(17,964)
Depreciation and amortization expense	271	259	769	679
Interest income and other	(69)	(6)	(74)	(19)
Interest expense and other	919	401	2,871	955
Adjusted EBITDA	(12,548)	(4,218)	(30,210)	(16,349)

AEYE, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES EARNINGS LOSS PER SHARE (In thousands, except share and per share data) (Unaudited) (Unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
GAAP net loss	$(17,393)	$(3,778)	$(39,977)	$(17,495)
Non-GAAP net loss	$(13,669)	$(4,872)	$(33,776)	$(17,964)
GAAP net loss per share attributable to common stockholders: :
Basic and diluted	$(0.15)	$(0.04)	$(0.39)	$(0.17)
Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	$(0.12)	$(0.05)	$(0.33)	$(0.17)
Shares used in computing GAAP net loss per share attributable to common stockholders:
Basic and diluted	114,891,595	103,155,756	102,953,263	103,054,374
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	114,891,595	103,155,756	102,953,263	103,054,374